EX.99.906CERT
Exhibit (b)
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Legacy Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of The Legacy Funds, Inc. for the year ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Legacy Funds, Inc. for the period presented in this report.

/s/Robert E. Belknap Robert E. Belknap President, The Legacy Funds, Inc.	/s/Elizabeth A. Larson Elizabeth A. Larson Treasurer, The Legacy Funds, Inc.

Dated: 12/23/03	Dated: 12/23/03

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Legacy Funds, Inc. for purposes of the Securities Exchange Act of 1934.